INTANGIBLE TRANSITION PROPERTY SALE AGREEMENT


                                  between


                      PP&L TRANSITION BOND COMPANY LLC


                                   Issuer


                                    and


                           CEP SECURITIES CO. LLC


                                   Seller


                           Dated August 10, 1999



                             TABLE OF CONTENTS

                                  ARTICLE I
                                Definitions

 SECTION 1.01  Definitions . . . . . . . . . . . . . . . . . . . . . . . . 1
 SECTION 1.02  Other Definitional Provisions . . . . . . . . . . . . . . . 1

                                 ARTICLE II
                Conveyance of Intangible Transition Property

 SECTION 2.01  Conveyance of Initial Intangible Transition Property  . . . 2
 SECTION 2.02  Conditions to Conveyance of Intangible Transition Property  3

                                 ARTICLE III
                  Representations and Warranties of Seller

 SECTION 3.01  Organization and Good Standing  . . . . . . . . . . . . . . 5
 SECTION 3.02  Due Qualification . . . . . . . . . . . . . . . . . . . . . 5
 SECTION 3.03  Power and Authority . . . . . . . . . . . . . . . . . . . . 5
 SECTION 3.04  Binding Obligation  . . . . . . . . . . . . . . . . . . . . 5
 SECTION 3.05  No Violation  . . . . . . . . . . . . . . . . . . . . . . . 5
 SECTION 3.06  No Proceedings  . . . . . . . . . . . . . . . . . . . . . . 6
 SECTION 3.07  Approvals . . . . . . . . . . . . . . . . . . . . . . . . . 6
 SECTION 3.08  The Intangible Transition Property  . . . . . . . . . . . . 6
 SECTION 3.09  Solvency  . . . . . . . . . . . . . . . . . . . . . . . . . 7

                                 ARTICLE IV
                          Covenants of the Seller

 SECTION 4.01  Seller's Existence  . . . . . . . . . . . . . . . . . . . . 7
 SECTION 4.02  No Liens or Conveyances . . . . . . . . . . . . . . . . . . 7
 SECTION 4.03  Delivery of Collections . . . . . . . . . . . . . . . . . . 8
 SECTION 4.04  Notice of Liens . . . . . . . . . . . . . . . . . . . . . . 8
 SECTION 4.05  Compliance with Law . . . . . . . . . . . . . . . . . . . . 8
 SECTION 4.06  Covenants Related to Intangible Transition Property . . . . 8
 SECTION 4.07  Protection of Title . . . . . . . . . . . . . . . . . . . . 9
 SECTION 4.08  Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
 SECTION 4.09  Reliance by Seller, etc . . . . . . . . . . . . . . . . .  10

                                  ARTICLE V
                          Miscellaneous Provisions

 SECTION 5.01  Amendment . . . . . . . . . . . . . . . . . . . . . . . .  10
 SECTION 5.02  Notices . . . . . . . . . . . . . . . . . . . . . . . . .  10
 SECTION 5.03  Assignment  . . . . . . . . . . . . . . . . . . . . . . .  11
 SECTION 5.04  Limitations on Rights of Others . . . . . . . . . . . . .  11
 SECTION 5.05  Severability  . . . . . . . . . . . . . . . . . . . . . .  11
 SECTION 5.06  Separate Counterparts . . . . . . . . . . . . . . . . . .  11
 SECTION 5.07  Headings  . . . . . . . . . . . . . . . . . . . . . . . .  11
 SECTION 5.08  Governing Law . . . . . . . . . . . . . . . . . . . . . .  11
 SECTION 5.09  Assignment to Trustee . . . . . . . . . . . . . . . . . .  11
 SECTION 5.10  Nonpetition Covenants . . . . . . . . . . . . . . . . . .  11

 APPENDIX A    DEFINITIONS

 EXHIBIT A     BILL OF SALE



           INTANGIBLE TRANSITION PROPERTY SALE AGREEMENT dated August 10, 1999, between PP&L TRANSITION BOND COMPANY LLC, a Delaware limited liability company (the "Issuer"), and CEP SECURITIES CO. LLC, a Delaware limited liability company, as seller (the "Seller").

           WHEREAS the Issuer desires to purchase from time to time Intangible Transition Property created pursuant to the Competition Act and the Qualified Rate Order;

           WHEREAS the Seller is willing to sell Intangible Transition Property to the Issuer;

           WHEREAS the Issuer, in order to finance the purchase of the Transferred Intangible Transition Property, will from time to time issue Transition Bonds under the Indenture; and

           WHEREAS the Issuer, to secure its obligations under the Transition Bonds and the Indenture, will pledge its right, title and interest in the Transferred Intangible Transition Property to the Trustee for the benefit of the Transition Bondholders.

           NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

        SECTION 1.01 DEFINITIONS. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in Appendix A of this Sale Agreement.

        SECTION 1.02  OTHER DEFINITIONAL PROVISIONS.

   (a) Agreement means this Intangible Transition Property Sale Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

   (b) Non-capitalized terms used herein which are defined in the Competition Act shall, as the context requires, have the meanings assigned to such terms in the Competition Act, but without giving effect to amendments to the Competition Act after the date hereof which have a material adverse effect on the Issuer or the Transition Bondholders.

   (c) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

   (d) The words "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

   (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms.

                                  ARTICLE II

                  CONVEYANCE OF INTANGIBLE TRANSITION PROPERTY

        SECTION 2.01  CONVEYANCE OF INITIAL INTANGIBLE TRANSITION PROPERTY.

   (a) In consideration of the Issuer's payment to or upon the order of the Seller of $2,402,000,000.00 (the "Initial Purchase Price") by wire transfer of funds immediately available on the date hereof to Seller's account no. 3751319461 at Bank of America, routing transit # 111000012, subject to the conditions specified in Section 2.02, the Seller does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse (subject to the obligations herein), all right, title and interest of the Seller in, to and under (i) the Initial Intangible Transition Property (such sale, transfer, assignment, setting over and conveyance of the Initial Intangible Transition Property to include, to the fullest extent permitted by the Competition Act, the assignment of all revenues, collections, claims, rights, payments, money or proceeds of or arising from the Intangible Transition Charges related to the Initial Intangible Transition Property, as the same may be adjusted from time to time) and (ii) all rights of the Seller under the Contribution Agreement and the Assignment. Such sale, transfer, assignment, setting over and conveyance of the Initial Intangible Transition Property is hereby expressly stated to be a sale and, pursuant to
   Section 2812(e) of the Competition Act, shall be treated as an absolute transfer of all of the Seller's right, title and interest (as in a true sale), and not as a pledge or other financing, of the Initial Intangible Transition Property. The preceding sentence is the statement referred to in Section 2812(e) of the Competition Act. The Seller agrees and confirms that after giving effect to the sale contemplated by clause (a), it has no rights in the Initial Intangible Transition Property because it has sold all of its rights in the Initial Intangible Transition Property to the Issuer pursuant to
   Section 2812(e) of the Competition Act.

   (b) Subject to the conditions specified in Section 2.02, the Issuer does hereby purchase the Initial Intangible Transition Property from the Seller for the consideration set forth in paragraph (a) above.

   (c) The Seller and the Issuer each acknowledge and agree that the purchase price for the Initial Intangible Transition Property sold pursuant to this Agreement is equal to its fair market value at the time of sale.

   (d) The Seller and the Issuer further agree that from time to time, the Seller may offer to sell, and the Issuer may purchase, Subsequent Intangible Transition Property as of Subsequent Transfer Dates, subject to the conditions specified in Section 2.02, in exchange for consideration to be agreed upon (the "Subsequent Purchase Price"). The Seller and the Issuer hereby agree that each such sale, transfer, assignment, setting over and conveyance of any Subsequent Intangible Transition Property shall be expressly stated to be a sale and, pursuant to Section 2812(e) of the Competition Act, shall be treated as an absolute transfer of all of the Seller's right, title and interest (as in a true sale), and not as a pledge or other financing, of the Subsequent Intangible Transition Property. The preceding sentence shall constitute the statement referred to in Section 2812(e) of the Competition Act with respect to any Subsequent Intangible Transition Property. The Seller agrees and confirms that after giving effect to any such sale contemplated by this clause (d), it shall have no rights in the Subsequent Intangible Transition Property because it will have sold all of its rights in the Subsequent Intangible Transition Property to the Issuer pursuant to Section 2812(e) of the Competition Act.

        SECTION 2.02 CONDITIONS TO CONVEYANCE OF INTANGIBLE TRANSITION PROPERTY. The sale by the Seller to the Issuer, and the purchase by the Issuer from the Seller, of Intangible Transition Property upon the Initial Transfer Date or any Subsequent Transfer Date shall be subject to and conditioned upon the satisfaction or waiver of each of the following conditions:

   (i) on or prior to the Transfer Date, the Seller shall deliver to the Issuer a duly executed Bill of Sale identifying the Intangible
   Transition Property to be conveyed as of that date, substantially in the form of Exhibit A hereto;

   (ii) as of the Transfer Date, no breach by the Seller of its representations, warranties or covenants in this Agreement shall exist and no Servicer Default shall have occurred and be continuing;

   (iii) as of the Transfer Date, the representations and warranties of PP&L under the Contribution Agreement shall be true and correct and no default shall exist thereunder, and PP&L shall have delivered to the Issuer and the Trustee an Officer's Certificate to such effect and confirming that the Issuer may exercise all of the rights of the Seller under the Contribution Agreement;

   (iv)  as of the Transfer Date:

        (A) the Issuer shall have sufficient funds available to pay the purchase price for the Transferred Intangible Transition Property to be conveyed on such date, and

        (B) all conditions to the issuance of one or more Series of Transition Bonds intended to provide such funds set forth in the Indenture shall have been satisfied or waived;

   (v) on or prior to Transfer Date, the Seller shall have taken all action required to transfer to the Issuer ownership of the Transferred Intangible Transition Property to be conveyed on such date, free and clear of all Liens other than Liens created by the Issuer pursuant to the Indenture, including, without limitation, filing a notice of such transfer with the PUC pursuant to the Competition Act; and the Issuer shall have taken any action required for the Issuer to grant the Trustee a first priority perfected security interest in the Collateral and maintain such security interest as of such date;

   (vi) in the case of any sale of Subsequent Intangible Transition Property only, the Seller shall have provided the Issuer and the Rating Agencies with a notice specifying the Subsequent Transfer Date for the Subsequent Intangible Transition Property not later than 10 days prior to the Subsequent Transfer Date;

   (vii)  the Seller shall have delivered to the Rating Agencies and to the
   Issuer:

        (A) an Opinion of Counsel to the Seller with respect to the transfer of the Transferred Intangible Transition Property then being conveyed to the Issuer substantially in the form of Exhibit B hereto and

        (B) an Opinion of Counsel to the Seller, substantially in the form of Exhibit C hereto;

   (viii) the Seller shall have delivered to the Trustee and the Issuer an Officers' Certificate confirming the satisfaction of each condition precedent specified in this Section 2.02;

   (ix) with respect to any Subsequent Sale, the Seller shall have taken any action necessary in order for the Rating Agency Condition to have been satisfied; and

   (x) the Seller shall have received the Initial Purchase Price or the Subsequent Purchase Price, as applicable, in funds immediately available on the applicable Transfer Date.

                                 ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF SELLER

   As of the Transfer Date, the Seller makes the following representations and warranties on which the Issuer has relied and will rely in acquiring Transferred Intangible Transition Property. The representations and warranties shall survive the sale of Transferred Intangible Transition Property to the Issuer and the pledge thereof to the Trustee pursuant to the Indenture.

        SECTION 3.01 ORGANIZATION AND GOOD STANDING. The Seller is a limited liability company duly organized and in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as currently owned or conducted and had at all relevant times, and has, the requisite power, authority and legal right to own the Intangible Transition Property.

        SECTION 3.02 DUE QUALIFICATION. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications, licenses or approvals (except where the failure to so qualify would not be reasonably likely to have a material adverse effect on the Seller's business, operations, assets, revenues, properties or prospects).

        SECTION 3.03 POWER AND AUTHORITY. The Seller has the power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full power and authority to own the Intangible Transition Property and sell and assign the Intangible Transition Property to the Issuer, and the Seller has duly authorized such sale and assignment to the Issuer; and the execution, delivery and performance of this Agreement has been duly authorized by the Seller.

        SECTION 3.04 BINDING OBLIGATION. This Agreement constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms subject to bankruptcy, receivership, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (regardless of whether considered in a proceeding in equity or at law).

        SECTION 3.05 NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the limited liability company agreement or the certificate of formation of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument; nor violate any law or any order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

        SECTION 3.06 NO PROCEEDINGS. There are no proceedings or investigations pending or, to the Seller's best knowledge, threatened, before any court, federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties:

   (i)  asserting the invalidity of the Basic Documents or the Transition
   Bonds;

   (ii) seeking to prevent the issuance of the Transition Bonds or the consummation of any of the transactions contemplated by the Basic Documents or the Transition Bonds;

   (iii) which might materially and adversely affect the treatment of the Transition Bonds as debt for federal or state income tax purposes; or

   (iv) seeking any determination or ruling that could reasonably be expected to materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, the Basic Documents or the Transition Bonds.

        SECTION 3.07 APPROVALS. Except for UCC continuation filings, no approval, authorization, consent, order or other action of, or filing with, any court, federal or state regulatory body, administrative agency or other governmental instrumentality is required in connection with the execution and delivery by the Seller of this Agreement, the performance by the Seller of the transactions contemplated hereby or the fulfillment by the Seller of the terms hereof, except those that have been obtained or made.

        SECTION 3.08  THE INTANGIBLE TRANSITION PROPERTY.

   (a) Information. All information provided by the Seller to the Issuer with respect to the Transferred Intangible Transition Property is correct in all material respects.

   (b) Effect of Transfer. The transfers and assignments herein contemplated constitute a sale of the Intangible Transition Property, from the Seller to the Issuer and the Transferred Intangible
   Transition Property and any right therein would not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law.

   (c) Transfer Filings. The Seller is the sole owner of the Intangible Transition Property being sold to the Issuer on the Transfer Date; the Transferred Intangible Transition Property has been validly transferred and sold to the Issuer free and clear of all Liens other than Liens created by the Issuer pursuant to the Indenture. All actions or filings, including filings with the PUC under the Competition Act, necessary in any jurisdiction to give the Issuer a valid perfected ownership interest in the Transferred Intangible Transition Property, free and clear of all Liens of the Seller or anyone claiming through the Seller and to grant to the Trustee a first priority perfected interest in the Transferred Intangible Transition Property, have been taken or made.

        SECTION 3.09 SOLVENCY. After giving effect to the sale of any Transferred Intangible Transition Property hereunder, the Seller:

   (i)  is solvent and expects to remain solvent,

   (ii) is adequately capitalized to conduct its business and affairs considering its size and the nature of its business and intended purposes,

   (iii) is not engaged in nor does it expect to engage in a business for which its remaining property represents an unreasonably small capital,

   (iv) believes that it will be able to pay its debts as they come due and that such belief is reasonable and

   (v) is able to pay its debts as they mature and does not intend to incur, or believe that it will incur, indebtedness that it will not be able to repay at its maturity.

                                 ARTICLE IV

                             COVENANTS OF THE SELLER

        SECTION 4.01 SELLER'S EXISTENCE. So long as any of the Transition Bonds are outstanding, the Seller shall keep in full force and effect its existence as a limited liability company and remain in good standing, under the laws of the jurisdiction of its organization, and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or will be necessary to protect the validity and enforceability of this Agreement and each other instrument or agreement to which the Seller is a party necessary to the proper administration of this Agreement and the transactions contemplated hereby.

        SECTION 4.02 NO LIENS OR CONVEYANCES. Except for the conveyances hereunder, the Seller shall not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on, any of the Intangible Transition Property, whether now existing or hereafter created, or any interest therein. The Seller shall not at any time assert any Lien against or with respect to any Transferred Intangible Transition Property, and shall defend the right, title and interest of the Issuer and the Trustee, as assignee of the Issuer, in, to and under the Intangible Transition Property, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller.

   SECTION 4.03 DELIVERY OF COLLECTIONS. If the Seller receives collections in respect of the Intangible Transition Charges or the proceeds thereof, the Seller shall pay the Servicer all payments received by the Seller in respect thereof as soon as practicable after receipt thereof by the Seller, but in no event later than two Business Days after such receipt.

   SECTION 4.04 NOTICE OF LIENS. The Seller shall notify the Trustee promptly after becoming aware of any Lien on any Intangible Transition Property other than the conveyances hereunder or under the Indenture.

   SECTION 4.05 COMPLIANCE WITH LAW. The Seller shall comply with its organizational or governing documents and all laws, treaties, rules, regulations and determinations of any governmental instrumentality applicable to the Seller, except to the extent that failure to so comply would not adversely affect the Issuer's or the Trustee's interests in the Intangible Transition Property or under any of the Basic Documents or the Seller's performance of its obligations hereunder.

   SECTION 4.06  COVENANTS RELATED TO INTANGIBLE TRANSITION PROPERTY.

   (a) So long as any of the Transition Bonds are outstanding, the Seller shall:

        (i) clearly disclose in its financial statements that it is not the owner of the Transferred Intangible Transition Property and that the assets of the Issuer are not available to pay creditors of the Seller or any of its Affiliates and

        (ii) clearly disclose the effects of all transactions between the Seller and the Issuer in accordance with generally accepted accounting principles.

   (b) The Seller agrees that upon the sale by the Seller of the Transferred Intangible Transition Property to the Issuer pursuant to this Agreement:

        (i) to the fullest extent permitted by law, including applicable PUC Regulations, the Issuer shall have all of the rights originally held by the Seller or PP&L with respect to the Transferred Intangible Transition Property, including the right to collect any amounts payable by any Customer or Third Party in respect of such Transferred Intangible Transition Property, notwithstanding any objection or direction to the contrary by the Seller or PP&L and

        (ii) any payment by any Customer or Third Party to the Issuer shall discharge such Customer's or such Third Party's obligations in respect of such Transferred Intangible
        Transition Property to the extent of such payment, notwithstanding any objection or direction to the contrary by the Seller.

   (c)  So long as any of the Transition Bonds are outstanding,

        (i) the Seller shall not make any statement or reference in respect of the Transferred Intangible Transition Property that is inconsistent with the ownership thereof by the Issuer and

        (ii) the Seller shall not take any action in respect of the Transferred Intangible Transition Property except as contemplated by the Basic Documents.

   SECTION 4.07 PROTECTION OF TITLE. The Seller shall execute and file such filings, and cause to be executed and filed such filings, and take all such actions, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interests of the Issuer and the Trustee in the Transferred Intangible Transition Property, including all filings required under the Competition Act relating to the transfer of the ownership of the Transferred Intangible Transition Property by the Seller to the Issuer and the pledge of the Intangible Transition Property by the Issuer to the Trustee. The Seller shall deliver (or cause to be delivered) to the Issuer and the Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. The Seller shall take, or shall cooperate with PP&L in taking, such legal or administrative actions, including defending against or instituting and pursuing legal actions and appearing or testifying at hearings or similar proceedings, as may be reasonably necessary:

   (a) to protect the Issuer and the Transition Bondholders from claims, state actions or other actions or proceedings of third parties which, if successfully pursued, would result in a breach of any representation set forth in Article III; or

   (b) to block or overturn any attempts to cause a repeal of, modification of or supplement to the Competition Act, the PUC Order or the rights of Transition Bondholders by legislative enactment or constitutional amendment that would be adverse to the Issuer, the Trustee or the Transition Bondholders.

 The costs of any such actions or proceedings shall be payable by the Seller. The Seller designates the Issuer as its agent and attorney-in-fact to execute any filings with the PUC, financing statements, continuation statements or other instruments required by the Issuer pursuant to this Section, it being understood that the Issuer shall have no obligation to execute any such instruments.

   SECTION 4.08 TAXES. So long as any of the Transition Bonds are outstanding, the Seller shall pay all material taxes, assessments and governmental charges imposed upon it or any of its properties or assets or with respect to any of its franchises, business, income or property before any penalty accrues thereon if the failure to pay any such taxes, assessments and governmental charges would, after any applicable grace periods, notices or other similar requirements, result in a lien on the Intangible Transition Property; provided that no such tax need be paid if the Seller or one of its subsidiaries is contesting the same in good faith by appropriate proceedings promptly instituted and diligently conducted and if the Seller or such subsidiary has established appropriate reserves as shall be required in conformity with generally accepted accounting principles.

                                  ARTICLE V

                    REPRESENTATIONS AND WARRANTIES OF ISSUER

   As of the Transfer Date, the Issuer makes the following representations and warranties on which the Seller is relying. The representations and warranties shall survive the purchase of Transferred Intangible Transition Property by the Issuer and the pledge thereof to the Trustee pursuant to the Indenture.

        SECTION 5.01 ORGANIZATION AND GOOD STANDING. The Issuer is a limited liability company duly organized and in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as currently owned or conducted.

        SECTION 5.02 DUE QUALIFICATION. The Issuer is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications, licenses or approvals (except where the failure to so qualify would not be reasonably likely to have a material adverse effect on the Issuer's business, operations, assets, revenues, properties or prospects).

        SECTION 5.03 POWER AND AUTHORITY. The Issuer has the power and authority to execute and deliver this Agreement and to carry out its terms; the Issuer has full power and authority to purchase the Intangible Transition Property and the Issuer has duly authorized such purchase; and the execution, delivery and performance of this Agreement has been duly authorized by the Issuer.

        SECTION 5.04 BINDING OBLIGATION. This Agreement constitutes a legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms subject to bankruptcy, receivership, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (regardless of whether considered in a proceeding in equity or at law).

                                 ARTICLE VI

                            MISCELLANEOUS PROVISIONS

        SECTION 6.01 AMENDMENT. (a) This Agreement may be amended by the Seller and the Issuer, with the consent of the Trustee and the satisfaction of the Rating Agency Condition (other than with respect to Moody's) with respect to the proposed amendment and provided that prior notice of such amendment has been given to Moody's. Promptly after the execution of any such amendment or consent, the Issuer shall furnish written notification of the substance of such amendment or consent to each of the Rating Agencies.

   (b) Prior to the execution of any amendment to this Agreement, the Issuer and the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Issuer and the Trustee may, but shall not be obligated to, enter into any such amendment which affects their own rights, duties or immunities under this Agreement or otherwise.

        SECTION 6.02 NOTICES. All demands, notices and communications upon or to the Seller, the Issuer, the Trustee or the Rating Agencies under this Agreement shall be in writing, delivered personally, via facsimile, reputable overnight courier or by certified mail, return-receipt requested, and shall be deemed to have been duly given upon receipt

   (a) in the case of the Seller, to CEP Securities Co. LLC, 3930 Howard Hughes Parkway, Suite 630, Las Vegas, NV 89109, Attention: Managers,

   (b) in the case of the Issuer, to PP&L Transition Bond Company LLC, Two North Ninth Street, GENA 9-2, Room Number 3, Allentown, PA 18101,
   Attention: Managers,

   (c) in the case of Moody's, to Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007,

   (d) in the case of Standard & Poor's, to Standard & Poor's Corporation, 55 Water Street, New York, New York 10041, Attention: Asset Backed Surveillance Department,

   (e) in the case of Fitch IBCA, to Fitch IBCA, Inc., 1 State Street Plaza, New York, New York, Attention: ABS Surveillance, and

   (f) in the case the Trustee, at the address provided for notices or communications to such Person in the Indenture;

 or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

        SECTION 6.03 ASSIGNMENT BY SELLER. Notwithstanding anything to the contrary contained herein, this Agreement may not be assigned by the Seller.

        SECTION 6.04 ASSIGNMENT TO TRUSTEE. The Seller hereby acknowledges and consents to any pledge, assignment and grant of a security interest by the Issuer to the Trustee pursuant to the Indenture for the benefit of the Transition Bondholders of all right, title and interest of the Issuer in, to and under the Transferred Intangible Transition Property and the proceeds thereof and the assignment of any or all of the Issuer's rights hereunder to the Trustee.

        SECTION 6.05 LIMITATIONS ON RIGHTS OF OTHERS. The provisions of this Agreement are solely for the benefit of the Seller, the Issuer and the Trustee, on behalf of itself and the Transition Bondholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Collateral or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

        SECTION 6.06 SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        SECTION 6.07 SEPARATE COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

        SECTION 6.08 HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

        SECTION 6.09 GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

        SECTION 6.10 NONPETITION COVENANTS. (a) Notwithstanding any prior termination of this Agreement or the Indenture, the Seller shall not, prior to the date which is one year and one day after the termination of the Indenture, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of the property of the Issuer, or ordering the winding up or liquidation of the affairs of the Issuer.

        (b) Notwithstanding any prior termination of this Agreement or the Indenture, the Issuer shall not, prior to the date which is one year and one day after the termination of the Indenture, petition or otherwise invoke or cause the Seller to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of the property of the Seller, or ordering the winding up or liquidation of the affairs of the Seller.

          SECTION 6.11 PERFECTION. In accordance with Section 2812(e) of the Competition Act, upon the execution and delivery of this Sale Agreement and the Bill of Sale, the transfer and assignment of the Intangible Transition Property to the Issuer will be perfected as against all third persons, including any judicial lien creditors.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                               PP&L BOND TRANSITION
                                 COMPANY LLC,
                                 as Issuer,


                               By:  /s/ James E. Abel
                                    _________________________
                                    Name:  James E. Abel
                                    Title: Manager


                               CEP SECURITIES CO. LLC,
                                 as Seller,


                               By:   /s/ John H. Yardley
                                     _______________________
                                     Name:  John H. Yardley
                                     Title: Manager


                          APPENDIX A - DEFINITIONS

 The definitions contained in this Appendix A are applicable to the singular as well as the plural forms of such terms.

      Affiliate means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, control when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms controlling and controlled have meanings correlative to the foregoing.

      Assignment means the Assignment executed and delivered by PP&L in favor of CEP Securities Co. LLC pursuant to, and in the form set forth in Exhibit A of, the Contribution Agreement.

      Basic Documents means the Certificate of Formation of the Issuer which was filed with the Delaware Secretary of State's Office on March 25, 1999; the Amended and Restated Limited Liability Company Agreement between the Issuer and PP&L, as sole member, dated August 10, 1999; the Certificate of Formation of the Seller which was filed with the Delaware Secretary of State's Office on April 22, 1999; the Amended and Restated Limited Liability Company Agreement between the Issuer and Reserves, as sole member, dated August 10, 1999; the Contribution Agreement; the Assignment; the Sale Agreement; the Bill of Sale; the Servicing Agreement; the Administration Agreement; and the Indenture.

      Bill of Sale means any bill of sale issued by CEP Securities to the Issuer pursuant to the Sale Agreement evidencing the sale of Intangible Transition Property by CEP Securities to the Issuer.

      Business Day means any day other than a Saturday or Sunday or a day on which banking institutions in the City of Allentown, Pennsylvania, or in the City of New York, New York are required or authorized by law or executive order to remain closed.

      CEP Securities means CEP Securities Co. LLC, a Delaware limited liability company, or its successor.

      Collateral has the meaning specified in the Granting Clause of the Indenture.

      Competition Act means the Pennsylvania Electricity Generation Customer Choice and Competition Act, Chapter 28 of Title 66 of the Pennsylvania Consolidated Statutes, 66 Pa. C.S., Sections 2801, et seq.

      Contribution Agreement means the Contribution Agreement, dated as of May 13, 1999, among PP&L, Group, Reserves and CEP Securities, as amended by the Amendment thereto dated August 10, 1999, as the same may be further amended and supplemented from time to time.

      Customers means each person that

        (a) was a retail customer of electric service of PP&L located within PP&L's service territory on January 1, 1997 or that became a retail customer of electric service of PP&L located within PP&L's service territory after January 1, 1997,

        (b) is still located within PP&L's service territory, and

        (c) is receiving distribution service from PP&L.

      Default means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

      Event of Default has the meaning specified in Section 5.01 of the Indenture.

      Fitch IBCA means Fitch IBCA, Inc., or its successor.

      Group means CEP Group, Inc., a Pennsylvania corporation, or its successor.

      Holder or Transition Bondholder means the Person in whose name a Transition Bond of any Series or Class is registered on the Transition Bond Register.

      Indenture means the Indenture dated August 10, 1999, between the Issuer and the Trustee, as the same may be amended and supplemented from time to time by one or more indentures supplemental hereto, and shall include the forms and terms of the Transition Bonds established thereunder.

      Initial Intangible Transition Property means the Intangible
      Transaction Property sold by the Seller to the Issuer as of the Initial Transfer Date pursuant to the Sale Agreement.

      Initial Transfer Date means the Series Issuance Date for the first Series of Transition Bonds.

      Intangible Transition Charges means the intangible transition charges authorized by the PUC to be imposed on all Customer bills through a non-bypassable mechanism by PP&L or its successor or by any other entity which provides electric service to Customers, to recover Qualified Transition Expenses pursuant to the Competition Act and the Qualified Rate Order.

      Intangible Transition Property means the irrevocable right of PP&L or its successor or assignee to collect Intangible Transition Charges from Customers to recover through the issuance of Transition Bonds the Qualified Transition Expenses described in the Qualified Rate Order, including all right, title and interest of PP&L or its successor or assignee in such order and in all revenues, collections, claims, payments, money or proceeds of or arising from Intangible Transition Charges pursuant to the Qualified Rate Order, and all proceeds of any of the foregoing, which term is intended and shall be construed to be the same as "intangible transition property" as used in the Competition Act and the Qualified Rate Order.

      Issuer means PP&L Transition Bond Company LLC, a Delaware limited liability company, or its successor or the party named as such in the Indenture until a successor replaces it and, thereafter, means the successor.

      Lien means a security interest, lien, charge, pledge, equity or encumbrance of any kind.

      Moody's means Moody's Investors Service Inc., or its successor.

      Officers' Certificate means a certificate signed, in the case of CEP Securities, by two of the managers of CEP Securities.

      Opinion of Counsel means one or more written opinions of counsel who may be an employee of or counsel to the Issuer, CEP
      Securities or PP&L, which counsel shall be reasonably acceptable to the Trustee, the Issuer or the Rating Agencies, as applicable, and which shall be in form reasonably satisfactory to the Trustee, if applicable.

      Person means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), business trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

      PP&L means PP&L, Inc., a Pennsylvania corporation, or its successor.

      Proceeding means any suit in equity, action at law or other judicial or administrative proceeding.

      PUC means the Pennsylvania Public Utility Commission or any successor.

      PUC Regulations means any regulations, orders or directives promulgated, issued or adopted by the PUC.

      Qualified Rate Order means the Final Order issued by the PUC on August 27, 1998 pursuant to the Competition Act, as such order has been supplemented by the Supplemental Order issued by the PUC on May 21, 1999, and as such order may hereafter be further supplemented by an order of the PUC issued pursuant to paragraph 19 of the August 27, 1998 order.

      Qualified Transition Expenses has the meaning assigned to that term in the Competition Act and the Qualified Rate Order.

      Rating Agency means any rating agency rating the Transition Bonds of any Class or Series at the time of issuance thereof at the request of the Issuer. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Issuer, notice of which designation shall be given to the Trustee under the Indenture, the member of the Issuer and the Servicer.

      Rating Agency Condition means, with respect to any action, the notification in writing by each Rating Agency to the Trustee and the Issuer that such action will not result in a reduction or withdrawal of the then current rating by such Rating Agency of any outstanding Series or Class of Transition Bonds.

      Reserves means CEP Reserves, Inc., a Delaware corporation, or its successor.

      Sale Agreement means this Intangible Transition Property Sale Agreement, as the same may be amended and supplemented from time to time.

      Seller means CEP Securities Co. LLC, a Delaware limited liability company, or its successor, in its capacity as seller of the Intangible Transition Property to the Issuer pursuant to the Sale Agreement.

      Series means any series of Transition Bonds issued and authenticated by the Issuer pursuant to the Indenture, as specified in the Series Supplement therefor.

      Series Issuance Date means, with respect to any Series, the date on which the Transition Bonds of such Series are to be originally issued in accordance with Section 2.10 of the Indenture and the Series Supplement for such Series.

      Series Supplement means an indenture supplemental to the Indenture that authorizes a particular Series of Transition
      Bonds.

      Servicer means PP&L, as the servicer of the Intangible Transition Property, and each successor to PP&L (in the same capacity) pursuant to Section 5.03 or 6.04 of the Servicing Agreement.

      Servicer Default means an event specified in Section 6.01 of the Servicing Agreement.

      Servicing Agreement means the Servicing Agreement dated August 10, 1999, between the Issuer and the Servicer, as the same may be amended and supplemented from time to time.

      Standard & Poor's, or S&P, means Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, or its successor.

      State means any one of the 50 states of the United States of America or the District of Columbia.

      Subsequent Intangible Transition Property means Intangible Transition Property sold by the Seller to the Issuer as of a Subsequent Transfer Date pursuant to the Sale Agreement.

      Subsequent Sale means the sale of additional Intangible Transition Property by the Seller to the Issuer after the Initial Transfer Date, subject to the satisfaction of the conditions specified in the Sale Agreement and the Indenture.

      Subsequent Transfer Date means the date that a Subsequent Sale will be effective, specified in a written notice provided by the Seller to the Issuer pursuant to the Sale Agreement.

      Supplemental Order means the Order of the PUC dated May 21, 1999, supplementing the Qualified Rate Order.

      Third Party means any third party, including any electric generation supplier, providing billing or metering services, licensed by the PUC pursuant to relevant provisions of the Competition Act and any PUC order.

      Transfer Date means the Initial Transfer Date or any Subsequent Transfer Date, as applicable.

      Transferred Intangible Transition Property means Intangible Transition Property which has been sold, assigned and transferred to the Issuer pursuant to the Sale Agreement.

      Transition Bond means any of the transition bonds (as defined in the Competition Act) issued by the Issuer pursuant to the Indenture.

      Transition Bond Register means a register, kept by the Transition Bond Registrar on behalf of the Issuer in which, subject to such reasonable regulations as it may prescribe, the Transition Bond Registrar shall provide for the registration of Transition Bonds and the registration of transfers of Transition Bonds.

      Transition Bond Registrar means the Trustee, in its capacity as keeper of the Transition Bond Register, or any successor to the Trustee in such capacity.

      Trustee means The Bank of New York, a New York banking corporation, or its successor or any successor Trustee under the Indenture.

      UCC means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time



                                 EXHIBIT A


                                BILL OF SALE


      For good and valuable consideration the receipt of which is hereby acknowledged, CEP SECURITIES CO. LLC, a Delaware limited liability company (the "Seller"), does hereby sell, assign, transfer and convey to PP&L TRANSITION BOND COMPANY LLC, a Delaware limited liability company (the "Issuer"), without recourse except as provided in the Sale Agreement all of the Intangible Transition Property owned by the Seller, which sale, assignment, transfer and conveyance of the Intangible Transition Property shall include, as provided in the Competition Act, the sale, assignment, transfer and conveyance of all revenues, collections, claims, payments, money or proceeds of or arising from the Intangible Transition Charges related to the Intangible Transition Property, as the same may be adjusted from time to time in accordance with the Competition Act and the Qualified Rate Order, to have and to hold the same unto the Issuer and to the successors and assigns of the Issuer, forever.

      Capitalized terms used herein and not defined shall have the meanings set forth in the Sale Agreement dated August 10, 1999 between the Issuer and the Seller.

      IN WITNESS WHEREOF, the Seller has duly executed this Bill of Sale this 10th day of August, 1999.

                          CEP SECURITIES CO. LLC

                          By:  ________________________
                          Name: ______________________
                          Title: _______________________


 Accepted this 10th day of August, 1999.

 PP&L TRANSITION BOND COMPANY LLC

 By:  ________________________
 Name: ______________________
 Title: _______________________